iMGP DBi Absolute Return ETF

Summary Prospectus

Institutional Class Ticker Symbol: DBAR	September 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated September 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP DBi Absolute Return ETF (the “DBi Absolute Return ETF”) seeks long-term capital appreciation.

Fund Summary	1

iMGP DBi Absolute Return ETF

Summary Section

Investment Objective

The iMGP DBi Absolute Return ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees[1]	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses	0.86%

(1)	The Fund’s Rule 12b-1 Plan is authorized but inactive, such that no related fees accrue to the Fund.

(2)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(3)

Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other ETFs. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$88	$274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Because the Fund has not yet commenced operations, no portfolio turnover figures are available as of the date of the Prospectus.

Principal Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (the “Managed Futures Strategy”); and (ii) investing in equity securities and derivatives in order to provide exposure to the U.S. large-capitalization equity market (the “U.S. Equity Strategy”).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the Managed Futures Strategy and the U.S. Equity Strategy. The Fund will value derivatives using their notional amounts for purposes of determining compliance with the 80% test. The Managed Futures Strategy will predominately invest in derivatives to gain long and/or short exposure to global equity markets, fixed income markets, commodities and currencies in a manner that may deliver performance that is not solely dependent on traditional stock or bond markets. The U.S. Equity Strategy invests in equity securities and derivatives in order to provide exposure to the U.S. large-capitalization equity market.

The Fund seeks to provide exposure to the Managed Futures Strategy and the U.S. Equity Strategy, simultaneously. The Fund will target a 100% exposure to the Managed Futures Strategy and target a 30% exposure to the U.S. Equity Strategy. The performance of the Fund is influenced by the performance and fluctuations of each strategy, effectively combining the returns of both strategies within a single investment.

To accomplish these levels of investment, the Fund will employ derivative financial instruments, in particular futures contracts, forward contracts, options, and swaps. The Fund’s aggregate notional exposure will exceed its net assets, which can amplify both gains and losses. As a result, the Fund may experience greater volatility and risk of loss compared to a traditional fund that invests in only one strategy or does not employ such financial techniques.

Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

The Fund’s sub-advisor, Dynamic Beta investments (“DBi” or the “Sub-Advisor”), will manage both the Managed Futures Strategy and U.S. Equity Strategy.

Managed Futures Strategy

The Fund’s managed futures strategy employs long and short positions in derivatives across the broad asset classes of equities, fixed income, currencies and commodities by investing in futures contracts including, but not limited to, equity index futures; bond futures; interest rate futures; currency futures; and commodity futures; as well as swaps on any of the foregoing and/or swaps on applicable indices (collectively, the “Instruments”). The Fund will typically hold positions in 10-15 different Instruments and may either invest directly in the Instruments or indirectly through a wholly-owned subsidiary (the “Subsidiary”) that invests in the

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Instruments. The Subsidiary, which is organized under the laws of the Cayman Islands, is advised by DBi, and will comply with the Fund’s investment objective and investment policies.

Fund positions in these Instruments are determined based on a proprietary, quantitative model developed by DBi – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge fund managers (the “Target”), which are managers that utilize derivatives to achieve their investment objectives. The Target is reconstituted annually. The Dynamic Beta Engine is a factor-based optimization model that analyzes the recent (i.e., trailing 60-day) performance of the Target in order to identify a portfolio of 10-15 liquid financial Instruments that closely reflects the Target’s estimated current asset allocation with the goal of simulating the performance, but not the underlying positions, of the Target. The Target is meant to approximate the broad exposures of the underlying funds, but not the exact positioning, and there is no guarantee that the Target will accomplish this goal, which may adversely impact performance of the Fund.

The Sub-Advisor relies exclusively on the Dynamic Beta Engine and while the Sub-Advisor does not have discretion to override the model-determined asset allocation or portfolio weights, the Sub-Advisor initiates the model to run at least monthly for purposes of rebalancing and monitors inputs and outputs to ensure the model is functioning accurately and within investment guidelines and regulatory constraints. The Sub-Advisor will periodically review whether Instruments should be added to or removed from the model in order to improve the model’s efficiency.

The Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and the risk profile of a diversified pool of the largest Commodity Trading Advisors (“CTAs”). The specific CTAs that make up the pool are selected by the Sub-Advisor based on a range of criteria including reporting frequency, availability for new investment, broad diversification and the primary use of futures. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund, including its ability to use leverage, and those limitations may constrain the Fund’s ability to mimic the allocations of the CTAs and therefore may have an adverse effect on the Fund’s performance. Under normal market conditions, the Sub-Advisor will seek to achieve Fund volatility of 8-10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value. Volatility is a statistical measure and does not represent a cap on liabilities or losses, and is not a guarantee of value at risk (VaR).

The Sub-Advisor will, in an effort to reduce certain risks (e.g., volatility of returns), limit the Fund’s gross notional exposure on certain Instruments whose returns are expected to be particularly volatile. In addition to these specific exposure limits, the Sub-Advisor will use quantitative methods to assess the level of risk for the Fund.

The Fund intends to gain exposure to its investments either directly or indirectly by investing through the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, but it may also invest in financial derivatives, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

As a result of the Managed Futures Strategy, the Fund may have highly leveraged exposure to one or more asset classes at times.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. DBi serves as the Sub-Advisor to the Fund and the Subsidiary and is responsible for trade execution of portfolio securities and financial instruments for each entity, including selecting broker-dealers to execute purchase and sale transactions.

In addition to its use of the Instruments and investment in the Subsidiary, the Fund expects, under normal circumstances, to invest a large portion of the portfolio in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

U.S. Equity Strategy

The Fund’s U.S. Equity Strategy is designed to provide strategic exposure to large-capitalization U.S. equities (meaning companies with a market capitalization greater than $10 billion), with the objective of capturing long-term returns that are broadly representative of the U.S. equity market. To do so, the Fund will invest in U.S. equity securities, U.S. equity ETFs, and/or U.S. equity index futures contracts, as well as swaps on any of the foregoing and/or swaps on equity indices. The Fund will favor low-cost ETFs that are designed to provide broad exposure to U.S. large-capitalization equity markets, and which are highly liquid. The U.S. Equity Strategy is intended to provide broad, strategic exposure to the U.S. equity market and is not designed to capture short-term macro trends.

Fund Summary	3

iMGP DBi Absolute Return ETF — (Continued)

Principal Risks

As with any investment, it is possible to lose money on an investment in the Fund. There is no guarantee that the Fund’s investment strategy will be successful, and an investor may lose some or all of its investment. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, total return and/or ability to meet its objective.

•	Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Fund or the Subsidiary invest are futures contracts, forward contracts, swaps and options. The risk of investing in derivative instruments include liquidity, interest rate, market, credit and management risks, as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•	Swaps Risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

•	Options Risk. Options are instruments whose value is derived from that of other assets, rates, or indexes. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position.

•

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a

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transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, tariffs, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	New Fund Risk. The Fund is newly formed and has no operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers.

The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•	Equity Securities Risk. The Fund may have exposure to equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Large Capitalization Investing Risk. The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Underlying ETFs Risk. The Fund will incur higher and duplicative expenses because it invests in U.S. equity ETFs (the “Underlying ETFs”) because the Fund will indirectly bear its proportionate share of the fees and expenses of that Underlying ETF in addition to the direct fees and expenses of the Fund. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. Underlying ETFs are also subject to the “ETF Risks” described below.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to

Fund Summary	5

iMGP DBi Absolute Return ETF — (Continued)

the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.
¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Leverage Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variations of returns of a security or fund or index over time. Higher volatility generally indicates high risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

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Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on

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fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•	Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/

or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument

Fund Summary	7

iMGP DBi Absolute Return ETF — (Continued)

held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.

•	Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

•	Portfolio Turnover Risk. This is the risk that the Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

Performance

The Fund has not commenced investment operations. Once the Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compares with those of a broad measure of market performance. Updated performance information is available on the Fund’s website at www.imgp.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	Since Inception

	Mathias Mamou-Mani, Managing Member	Since Inception

8	iM Global Partner Funds

Summary of Other Important Information Regarding the Fund

Purchase and Sale of Shares

Shares of the Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid-Ask Spread”).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).

Information on the Fund’s NAV, market price, premiums and discounts to NAV, and bid-ask spreads is available on the Fund’s website www.imgp.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global, the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Summary of Other Important Information Regarding the Fund	9